UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            FORM 8-K



                     CURRENT REPORT PURSUANT
                     TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): November 3, 2005



                       Analex Corporation
     (Exact name of registrant as specified in its charter)




      Delaware                 0-5404               71-0869563
   (State or other        (Commission File         (IRS Employer
   jurisdiction of            Number)         Identification No.)
   incorporation)


     5904 Richmond Highway, Suite 300, Alexandria, VA 22309
       (Address of principal executive offices) (Zip Code)

                         (703) 329-9400
      (Registrant's telephone number, including area code)

                         Not Applicable
 (Former name, former address and former fiscal year, if changed since last report)

Item 2.02      Results of Operations and Financial Condition

     On November 3, 2005, Analex Corporation (the "Company" or "Analex") issued a press release announcing its financial results for the third quarter ended September 30, 2005. The full text of the press release issued in connection with the announcement is attached hereto as Exhibit 99.1 to this Form 8-K report.

     The press release discloses certain financial measures, specifically earnings before interest and taxes (EBIT) and earnings before interest, taxes, depreciation and amortization (EBITDA) that are considered non-GAAP financial measures under applicable SEC rules. Generally, a non-GAAP financial measure is a numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. The non-GAAP financial measures included in the press release have been reconciled to the most directly comparable GAAP measure as is required under SEC rules regarding the use of non-GAAP financial measures.

     EBIT and EBITDA are widely used measures of operating performance. They are presented as supplemental information that management of Analex believes is useful to investors to evaluate the Company's results because they exclude certain items that are not directly related to the Company's core operating performance. EBIT is calculated by adding back net interest expense and income tax expense to net income. EBITDA is calculated by adding back net interest expense, income taxes, depreciation and amortization to net income. EBIT and EBITDA should not be considered as substitutes either for net income, as indicators of Analex's operating performance, or for cash flow, as measures of Analex's liquidity. In addition, because EBITDA is not calculated identically by all companies, the Company's presentation of EBITDA may not be comparable to other similarly titled measures of other companies.

     Information in this Form 8-K and the Exhibit attached hereto is being furnished under Items 2.02 and 9.01 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as expressly set forth specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

Exhibit   Exhibit
No.

 99.1 Press Release dated November 3, 2005 announcing financial results for the third quarter ended
          September 30, 2005.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ANALEX CORPORATION



Date:  November 3, 2005              By: /s/ Wayne C. Grubbs
                                         -----------------------
                                         Wayne C. Grubbs
                                         Senior Vice President and
                                           Chief Financial Officer
                                         (Principal Financial
                                         Officer and Chief Accounting
                                         Officer)